UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 22, 2003

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code)

ITEM 12.    Results of Operations and Financial Condition.

On October 22, 2003, MeadWestvaco Corporation issued a press release announcing results for the fiscal quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.

The following information is being furnished under Item 12 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By	/S/ JOHN J. CARRARA

John J. Carrara
Assistant Secretary

	Date:	October 22, 2003

MEADWESTVACO CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit 99	News Release dated October 22, 2003